Domo Announces First Quarter Fiscal 2021 Financial Results

Silicon Slopes, Utah - June 4, 2020 - Domo, Inc. (Nasdaq: DOMO) today announced results for the fiscal 2021 first quarter ended April 30, 2020.

Fiscal First Quarter Results
•Total revenue was $48.6 million, an increase of 19% year over year
•Subscription revenue was $42.4 million, an increase of 23% year over year
•Subscription revenue represented 87% of total revenue
•Billings were $46.5 million or 13% year-over-year growth
•Net cash used in operating activities was $12.9 million, an improvement of 52% year over year
•Adjusted net cash used in operating activities was $9.3 million, an improvement of 58% year over year
•Subscription gross margin was 79%, an improvement of 2 percentage points from Q1 FY20
•GAAP operating margin improved by 36 percentage points year over year
•Non-GAAP operating margin improved by 34 percentage points year over year
•GAAP net loss was $24.9 million, and GAAP net loss per share was $0.88, based on 28.5 million weighted-average shares outstanding
•Non-GAAP net loss was $18.4 million, and non-GAAP net loss per share was $0.65, based on 28.5 million weighted-average shares outstanding
•Cash, cash equivalents and short-term investments were $88.1 million as of April 30, 2020

"Our company was built to deliver exactly what is needed today — real-time information packaged for easy consumption, for widespread distribution on any device, at massive scale, and available in record time,” said Josh James, founder and CEO, Domo. "We are pleased we could help the governors of three states have access to the actionable data they need to manage through the current health crisis. We are now applying the same capabilities to the private sector to help them manage their employee base and help them safely get back to work with apps and solutions built on our platform to address this specific opportunity."

Recent Highlights
We believe the following points and accolades from the last quarter are additional indicators of what’s to come in our business through our commitment to product innovation, go-to-market initiatives and customer success:

•Domo introduced the Crisis Command Center and Get Back to Work solutions, which leverage the speed and scale of the Domo platform to rapidly bring together massive amounts of new data sources and new data types, making it consumable and actionable to a highly distributed group of decision makers.

•Domo also built and deployed several door opener apps, including its Global COVID-19 Tracker and its Zoom Productivity Tracker app, to introduce the power of the Domo platform to decision makers for whom speed and agility are imperative.

•Domo was honored as the Business Intelligence Solution of the Year in the 2020 Data Breakthrough Awards.

•Domo received the #1 vendor ranking for the fourth consecutive year in the Dresner Advisory Services 2020 Cloud Computing and Business Intelligence Market Study.

•Domo also received the #1 vendor ranking in the Dresner Advisory Services 2020 Self-Service Business Intelligence Market Study, and was named an overall leader for both customer experience and vendor credibility in the Dresner Advisory Services 2020 Wisdom of the Crowds Business Intelligence Market Study.

•For the third consecutive year, Domo was awarded with a Trust Radius Top Rated Award based on customer reviews for both BI tools, as well as data discovery and visualization platforms.

•Domo was also named to the Women Tech Council's Shatter List for breaking the glass ceiling in technology for women.

Business Outlook
Based on information available as of June 4, 2020, Domo is providing the following guidance for Q2 and full year fiscal 2021:
Q2 Fiscal 2021
•Revenue is expected to be in the range of $48.5 million to $49.5 million
•Non-GAAP net loss per share is expected to be between $0.48 and $0.52 based on 29.0 million weighted-average shares outstanding
Full Year Fiscal 2021
•Revenue is expected to be in the range of $194.0 million to $200.0 million
•Non-GAAP net loss per share is expected to be between $1.96 and $2.06 based on 29.2 million weighted-average shares outstanding

We have not reconciled guidance for non-GAAP metrics to their most directly comparable GAAP measures because such items that impact these measures are not within our control or cannot be reasonably predicted.

Earnings Call Details
Domo plans to host a conference call today to review its fiscal 2021 first quarter financial results and to discuss its financial outlook. The call is scheduled to begin at 3:00 p.m. MT/ 5:00 p.m. ET. A live webcast of the event will be available on the Domo Investor Relations website at https://www.domo.com/ir. A live dial-in is available domestically at (877) 491-5762 and internationally at (763) 416-6939, with conference ID#8687253. A replay will be available via webcast or at (855) 859-2056 or (404) 537-3406 until midnight (ET) June 18, 2020.

About Domo
Domo is the Business Cloud, empowering organizations of all sizes with BI leverage at cloud scale in record time. With Domo, BI-critical processes that took weeks, months or more can now be done on-the-fly, in minutes or seconds, at unbelievable scale.  For more information about how Domo (Nasdaq: DOMO) helps its customers go fast, go big and go bold, visit www.domo.com. You can also follow Domo on Twitter, Facebook and LinkedIn.

Domo Disclosure Channels to Disseminate Information
Domo investors and others should note that we announce material information to the public about our company, products and services, and other issues through a variety of means, including Domo's website, press releases, SEC filings, blogs and social media, in order to achieve broad, non-exclusionary distribution of information to the public. We intend to use the Domo Facebook page, the Domo LinkedIn page, the Domo blog, the @Domotalk Twitter account and the @JoshJames Twitter account as a means of disclosing information about the Company and its services and for complying with the disclosure obligations under Regulation FD. The information we post through these social media channels may be deemed material. Accordingly, we encourage investors and others to monitor these social media channels in addition to following our press releases, SEC filings and public conference calls and webcasts.

Use of Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), we reference in this press release and the accompanying tables the following non-GAAP financial measures: billings, non-GAAP subscription gross margin, non-GAAP operating expenses, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, non-GAAP net loss per share and adjusted net cash used in operating activities. In computing these measures, we exclude the effects of certain items including stock-based compensation expense, amortization of certain intangible assets, the reversal of contingent tax-related accruals and proceeds from shares issued in connection with employee stock purchase plan. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliation of Non-GAAP Financial Measures" included at the end of this release.

Forward-Looking Statements
This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding our future growth, demand for our products and services, our financial outlook for Q2 fiscal quarter and full fiscal year 2021, and results for future periods. Forward-looking statements are subject to risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings with the U.S. Securities and Exchange Commission, including, without limitation, the Annual Report on Form 10-K filed with the SEC on April 10, 2020 and the Quarterly Report on

Form 10-Q for the fiscal quarter ended April 30, 2020 expected to be filed with the SEC on or about June 9, 2020, as well as risks to our business related to the COVID-19 outbreak.  All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.
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Domo, Domo Business Cloud and Domo is the Business Cloud are registered trademarks of Domo, Inc.

Domo, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	April 30,
	2019	2020
Revenue:
Subscription	$34,391	$42,436
Professional services and other	6,407	6,125
Total revenue	40,798	48,561
Cost of revenue:
Subscription (1)	8,035	9,105
Professional services and other (1)	4,769	5,004
Total cost of revenue	12,804	14,109
Gross profit	27,994	34,452

Operating expenses:
Sales and marketing (1)	35,949	29,096
Research and development (1)	17,099	17,453
General and administrative (1), (2), (3)	8,017	9,869
Total operating expenses	61,065	56,418
Loss from operations	(33,071)	(21,966)

Other expense, net (1)	(2,325)	(2,724)
Loss before provision for income taxes	(35,396)	(24,690)
Provision for income taxes	140	205
Net loss	$(35,536)	$(24,895)

Net loss per share (basic and diluted)	$(1.32)	$(0.88)
Weighted-average number of shares (basic and diluted)	26,966	28,450

(1) Includes stock-based compensation expenses, as follows:
Cost of revenue:
Subscription	$123	$226
Professional services and other	93	103
Sales and marketing	4,008	1,826
Research and development	2,065	1,877
General and administrative	1,238	2,397
Other expense, net	48	47
Total stock-based compensation expenses	$7,575	$6,476

(2) Includes amortization of certain intangible assets, as follows:
General and administrative	$20	$20

(3) Includes reversal of contingent tax-related accrual, as follows:
General and administrative	$(1,293)	$—

Domo, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	January 31,	April 30,
	2020	2020
Assets
Current assets:
Cash and cash equivalents	$80,843	$75,543
Short-term investments	17,967	12,571
Accounts receivable, net	47,967	29,644
Contract acquisition costs	12,676	12,513
Prepaid expenses and other current assets	12,809	12,507
Total current assets	172,262	142,778

Property and equipment, net	12,816	13,111
Right-of-use assets	—	11,095
Contract acquisition costs, noncurrent	17,083	15,641
Intangible assets, net	3,865	3,815
Goodwill	9,478	9,478
Other assets	1,234	1,300
Total assets	$216,738	$197,218

Liabilities and stockholders' deficit
Current liabilities:
Accounts payable	$2,298	$2,347
Accrued expenses and other current liabilities	46,473	30,892
Lease liabilities	—	3,610
Current portion of deferred revenue	105,290	104,804
Total current liabilities	154,061	141,653

Lease liabilities, noncurrent	—	8,166
Deferred revenue, noncurrent	4,454	2,916
Other liabilities, noncurrent	6,329	6,415
Long-term debt	101,074	102,056
Total liabilities	265,918	261,206

Commitments and contingencies

Stockholders' deficit:
Common stock	28	29
Additional paid-in capital	988,141	998,271
Accumulated other comprehensive income	389	345
Accumulated deficit	(1,037,738)	(1,062,633)
Total stockholders' deficit	(49,180)	(63,988)
Total liabilities and stockholders' deficit	$216,738	$197,218

Domo, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended
	April 30,
	2019	2020
Cash flows from operating activities
Net loss	$(35,536)	$(24,895)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,764	1,293
Non-cash lease expense	—	951
Amortization of contract acquisition costs	2,678	3,408
Stock-based compensation	7,575	6,476
Other, net	(659)	879
Changes in operating assets and liabilities:
Accounts receivable, net	12,214	18,323
Contract acquisition costs	(2,062)	(1,926)
Prepaid expenses and other assets	(4,493)	213
Accounts payable	551	45
Operating lease liabilities	—	(905)
Accrued and other liabilities	(8,977)	(14,751)
Deferred revenue	267	(2,024)
Net cash used in operating activities	(26,678)	(12,913)

Cash flows from investing activities
Purchases of property and equipment	(1,474)	(1,363)
Purchases of securities available for sale	(63,008)	(11,149)
Proceeds from maturities of securities available for sale	—	16,600
Purchases of intangible assets	—	(104)
Net cash (used in) provided by investing activities	(64,482)	3,984

Cash flows from financing activities
Proceeds from shares issued in connection with employee stock purchase plan	4,518	3,659
Shares repurchased for tax withholdings on vesting of restricted stock	(900)	(38)
Proceeds from exercise of stock options	1,338	11
Net cash provided by financing activities	4,956	3,632
Effect of exchange rate changes on cash and cash equivalents	(6)	(3)
Net decrease in cash and cash equivalents	(86,210)	(5,300)
Cash and cash equivalents at beginning of period	176,973	80,843
Cash and cash equivalents at end of period	$90,763	$75,543

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	April 30,
	2019	2020
Reconciliation of Subscription Gross Margin on a GAAP Basis to Subscription Gross Margin on a Non-GAAP Basis:
Revenue:
Subscription	$34,391	$42,436
Cost of revenue:
Subscription	8,035	9,105
Subscription gross profit on a GAAP basis	26,356	33,331
Subscription gross margin on a GAAP basis	77%	79%

Stock-based compensation	123	226
Subscription gross profit on a non-GAAP basis	$26,479	$33,557
Subscription gross margin on a non-GAAP basis	77%	79%

Reconciliation of Total Operating Expenses on a GAAP Basis to Total Operating Expenses on a Non-GAAP Basis:
Total operating expenses on a GAAP basis	$61,065	$56,418
Stock-based compensation	(7,311)	(6,100)
Amortization of certain intangible assets	(20)	(20)
Reversal of contingent tax-related accrual	1,293	—
Total operating expenses on a non-GAAP basis	$55,027	$50,298

Reconciliation of Operating Loss on a GAAP Basis to Operating Loss on a Non-GAAP Basis:
Operating loss on a GAAP basis	$(33,071)	$(21,966)
Stock-based compensation	7,527	6,429
Amortization of certain intangible assets	20	20
Reversal of contingent tax-related accrual	(1,293)	—
Operating loss on a non-GAAP basis	$(26,817)	$(15,517)

Reconciliation of Operating Margin on a GAAP Basis to Operating Margin on a Non-GAAP Basis:
Operating margin on a GAAP basis	(81)%	(45)%
Stock-based compensation	18	13
Amortization of certain intangible assets	—	—
Reversal of contingent tax-related accrual	(3)	—
Operating margin on a non-GAAP basis	(66)%	(32)%

Reconciliation of Net Loss on a GAAP Basis to Net Loss on a Non-GAAP Basis:
Net loss on a GAAP basis	$(35,536)	$(24,895)
Stock-based compensation	7,575	6,476
Amortization of certain intangible assets	20	20
Reversal of contingent tax-related accrual	(1,293)	—
Net loss on a non-GAAP basis	$(29,234)	$(18,399)

Reconciliation of Net Loss per Share on a GAAP Basis to Net Loss per Share on a Non-GAAP Basis:
Net loss per share on a GAAP basis	$(1.32)	$(0.88)
Stock-based compensation	0.29	0.23
Amortization of certain intangible assets	—	—
Reversal of contingent tax-related accrual	(0.05)	—
Net loss per share on a non-GAAP basis	$(1.08)	$(0.65)

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures (Continued)
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	April 30,
	2019	2020
Billings:
Total revenue	$40,798	$48,561
Add:
Deferred revenue (end of period)	89,219	104,804
Deferred revenue, noncurrent (end of period)	4,950	2,916
Less:
Deferred revenue (beginning of period)	(88,959)	(105,290)
Deferred revenue, noncurrent (beginning of period)	(4,943)	(4,454)
Increase (decrease) in deferred revenue (current and noncurrent)	267	(2,024)
Billings	$41,065	$46,537

Reconciliation of Net Cash Used in Operating Activities to Adjusted Net Cash Used in Operating Activities:
Net cash used in operating activities	$(26,678)	$(12,913)
Proceeds from shares issued in connection with employee stock purchase plan	4,518	3,659
Adjusted net cash used in operating activities	$(22,160)	$(9,254)